EXHIBIT 10.40
EXECUTION VERSION
AMENDMENT NUMBER SIX
to the
MASTER REPURCHASE AGREEMENT
dated as of September 4, 2019,
between
ROCKET MORTGAGE, LLC,
as Seller
and CITIBANK, N.A.,
as Buyer
This AMENDMENT NUMBER SIX (this “Amendment Number Six”) is made this 10th day of December, 2024, between ROCKET MORTGAGE, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of September 4, 2019, between Seller and Buyer, as such agreement may be further amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Buyer and Seller agree to amend the Agreement as more specifically set forth herein;
and
WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.    Amendments. Effective as of the Amendment Effective Date, the Agreement is hereby amended by adding the following as a new Section 47 immediately following Section 46 therein:

47.    CALIFORNIA PRIVACY RIGHTS ACT
The parties hereto do not anticipate any disclosure of personal information of California residents to Buyer, or any collection or processing of personal information of California residents in connection with the Transactions and Buyer’s services contemplated under this Agreement; provided however, to the extent any California personal information subject to the California Privacy Rights Act (“CPRA”) and its implementing regulations is disclosed by the Seller to Buyer and is covered by the CPRA and its implementing regulations, Buyer agrees to process such personal information only for the limited and specified business purposes of facilitating the execution of the Transactions or as otherwise provided by, and in compliance with, the CPRA.
SECTION 2.    Conditions Precedent; Effectiveness. This Amendment Number Six shall become effective on the date on which Buyer shall have received and Seller shall have completed, or shall have caused to be completed the following conditions (such date, the “Amendment Effective Date”):
(a)    counterparts hereof duly executed by each of the parties hereto; and
(b)    counterparts of that certain Amendment Number Ten to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.
SECTION 3.    Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.
SECTION 4.    Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
SECTION 5.    Binding Effect; Governing Law. This Amendment Number Six shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER SIX SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
SECTION 6.    Counterparts. This Amendment Number Six may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment

Number Six by signing any such counterpart. Each counterpart shall be deemed to be an original, and all counterparts shall constitute one and the same instrument. The parties agree this Amendment Number Six, any documents to be delivered pursuant to this Amendment Number Six and any notices hereunder may be transmitted between them by e-mail. The parties intend that electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
SECTION 7.    Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Six need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.
ROCKET MORTGAGE, LLC
(Borrower)
By:     /s/ Panayiotis "Pete" Mareskas
    Name:    Panayiotis "Pete" Mareskas
    Title:    Treasurer
CITIBANK, N.A.
(Lender)
By:     /s/ Arunthathi Theivakumaran
    Name:    Arunthathi Theivakumaran
    Title:    Vice President
[Amendment Number Six to Master Repurchase Agreement (Citi-Rocket) (2024)]